Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Financial Highlights” in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 2-96219) and under the Investment Company Act of 1940 (File No. 811-4182) of Mercury Funds II and to the incorporation by reference therein of our report, dated August 12, 2002 with respect to the financial statements of Mercury International Value Fund for the year ended June 30, 2002.

/s/ Ernst & Young LLP

MetroPark, New Jersey December 19, 2002